Nature of Operations	6 Months Ended
Jun. 30, 2020
Nature of Operations [Abstract]
Nature of Operations

Note 1 - Nature of Operations

A.Camtek Ltd. (“Camtek” or the “Company”), an Israeli corporation, is jointly controlled 23.73% by Priortech Ltd., an Israeli corporation listed on the Tel-Aviv Stock Exchange and 20% by Chroma Ate Inc., a Taiwanese company (“Chroma”) (See Note 1(B) below). Camtek provides automated and technologically advanced solutions dedicated to enhancing production processes, increasing product yield and reliability, and enabling and supporting customers’ latest technologies in the semiconductor fabrication industry.

B.As detailed in the annual financial statements as of December 31, 2019, since January 2020, the Covid-19 outbreak has dramatically expanded into a worldwide pandemic creating macro-economic uncertainty and disruption in the business and financial markets. At present, business activity is continuing at all of the Company’s locations, with new routines implemented as required by local Covid-19 regulations.

From the beginning of the outbreak, the Company has been carefully managing the risks and its global operations. The Israeli facility has been able to maintain its required production levels. Worldwide, the Company has benefitted from its strategy of having in place local professional teams in each of its territories that can independently install and support systems. The Company has been able to minimize the impact of the Covid-19 pandemic on its business activity and to deliver most of its orders for the first half of 2020 on time.

C.In February 2019, Chroma acquired approximately 20.5% of Camtek’s shares in a cash transaction. 6,117,440 Camtek shares were purchased from Priortech for $58,100 and an additional 1,700,000 new shares were issued by Camtek to Chroma for $16,200. The cash consideration was calculated based on a share-price of $9.50 per Camtek share, which reflected a 29% premium on Camtek’s closing price as of February 8, 2019.

A voting agreement was signed between Priortech and Chroma according to which the parties agreed to vote together in Camtek’s shareholders’ meetings. According to the voting agreement, after the closing of the transaction, Chroma is entitled to two seats on Camtek’s Board of Directors and Priortech is entitled to three seats.

In addition to the investment, Chroma and Camtek entered into an agreement in which Camtek will in the future license its triangulation technology, a metrology solution, in a fee-bearing license for non-semiconductor applications to be used by Chroma. In addition, Chroma and Camtek agreed to cooperate in potential projects for the semiconductor market based on synergies between their inspection and metrology technologies.

The transaction was completed in June 2019.

D.In September 2017, the Company completed the sale of its PCB inspection and metrology business unit. The buyers acquired all of the assets and liabilities related to the PCB business unit, including 100% equity interests in the Company’s Chinese and Taiwanese subsidiaries. The Company received total cash consideration of $32,000 upon closing and a further $1,257 in 2019 based upon the PCB business unit's financial performance in 2018.

Due to the sale of the Company’s PCB business, the results of this unit ceased to be consolidated in 2017 and are accounted as discontinued operations.